UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities exchange act of 1934

Date of report (Date of earliest event reported): May 16, 2005

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-19514 (Commission File Number)	73-1521290 (I.R.S. Employer Identification Number)

14313 North May Avenue Suite 100 Oklahoma City, Oklahoma (Address of principal executive offices)		73134 (Zip code)

(405) 848-8807
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02. Results of Operations and Financial Condition
ITEM 7.01. Regulation FD Disclosure
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release
Press Release

Item 2.02. Results of Operations and Financial Condition

      On May 16, 2005 Gulfport Energy Corporation issued a press release regarding its results of operations for the quarter ended March 31, 2005 and the commencement of a new drilling program. A copy of this press release is furnished as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure

      On May 16, 2005 Gulfport Energy Corporation issued a press release regarding its results of operations for the quarter ended March 31, 2005 and the commencement of a new drilling program. A copy of this press release is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number	Description
99.1	Press Release dated May 16, 2005 announcing the results of operations for the quarter ended March 31, 2005 and the commencement of a new drilling program.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULFPORT ENERGY CORPORATION
By:	/s/ Michael Moore
Michael Moore Vice President and Chief Financial Officer

Date: May 16, 2005

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated May 16, 2005 announcing the results of operations for the quarter ended March 31, 2005 and the commencement of a new drilling program.